UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07391

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2008

Date of reporting period: October 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Diversified Yield Fund

(formerly Global Strategic Income Trust)

October 31, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 18, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Diversified Yield Fund (the “Fund”) for the annual reporting period ended October 31, 2008. Prior to November 5, 2007, the Fund was named AllianceBernstein Global Strategic Income Trust. Also at this time, the Fund’s strategy changed. Please see the prospectus for details.

Investment Objective and Policies

This open-end Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund employs a dynamic risk allocation, meaning that the Fund’s risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and non-U.S. government securities and supranational entities, including lower-rated securities. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Fund typically maintains at least 50% of its net assets in investment-grade securities. The Fund may invest up to 50% of its net assets in below-investment-grade securities, such as corporate high yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared with its benchmark, the Barclays Capital (BC) Global Aggregate Bond Index (hedged to the U.S. dollar, “USD”) for the six- and 12-month periods ended October 31, 2008. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Multi-Sector Income Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. For an additional comparison, returns for the Merrill Lynch (“ML”) 3-Month U.S. Treasury Bill (T-Bill) Index are also included. Leverage did not have any meaningful impact on Fund performance.

The Fund underperformed its benchmark for the six and 12-month periods, without sales charges, but outperformed the Lipper average for those periods, although all performed in the negative. Although the Fund’s overall risk exposure entering the annual period was modest, a continued broad liquidity crunch stemming from the subprime mortgage crisis led to falling government bond yields and yield spreads widened across fixed-income markets. Detracting from the returns for the six- and 12-month periods was the Fund’s exposure to subprime-related asset-backed securities (ABS) and

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	1

collateralized debt obligations (CDOs), as well as Alt-A mortgage securities (Alt-A, or “alternative” mortgages are home loans made with less than full documentation). Positions in commercial mortgage-backed securities (CMBS), high-yield bank loans and investment-grade corporate bonds and the Fund’s position in emerging-market debt also detracted. The Fund’s currency exposures partly offset these negatives.

Market Review and Investment Strategy

The credit crisis entered a new and more menacing phase late in the 12-month reporting period ended October 31, 2008, with fear of counterparty risk paralyzing interbank lending and threatening the survival of some of the world’s most powerful financial firms. Stocks fell sharply and government bonds rallied around the world. Credit spreads widened as investors sought safety in risk-free assets; spreads on global investment-grade corporates hit record highs, while three-month U.S. T-bill yields fell near zero for the first time and the U.S. dollar rose against most currencies.

Starting in late 2007 the U.S. Federal Reserve (the “Fed”) responded to the crisis with multiple interest-rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced by a total of 350 basis points for the reporting period, including an unprecedented 125 basis-point reduction in January 2008.

There was heightened demand for U.S. Treasuries and global government debt during the annual reporting period as investors sought less-risky assets in light of the unprecedented market volatility. For the 12-month reporting period, government holdings outperformed spread sectors on both an absolute and duration-adjusted basis.

During the annual reporting period the Fund’s Absolute Return Strategies Investment Team (the “Team”) continued to underweight government securities. As spreads have widened, the Team has identified more opportunities within the corporate sector and in AAA rated super-senior CMBS and has established overweight allocations to these sectors.

Other strategies in place for the Fund include a meaningful position in high-yield bank loans and mortgages; select holdings in local-currency emerging-market debt; an underweight to the U.S. dollar, Japanese yen, Swiss franc and euro in favor of long positions in the Norwegian krone and Swedish krona. In addition, exposure to Japanese government debt is partially offset by short positions in the euro area and the UK.

Recent Market Conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the Fund. Such events included the government rescues of the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), Citigroup Inc. and American International Group (AIG); the bankruptcy filing of Lehman Brothers and the rapid announced consolidations of Merrill Lynch with Bank of America, Washington Mutual with JPMorgan Chase and Wachovia with Wells Fargo.

2	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Barclays Capital (BC) Global Aggregate Bond Index (U.S. dollar hedged) nor the unmanaged Merrill Lynch (ML) 3-Month U.S. Treasury Bill (T-Bill) Index reflect fees and expenses associated with the active management of a mutual fund portfolio. These indices do not use leverage. The BC Global Aggregate Bond Index provides a broad-based measure of the international investment-grade bond market. The index combines the BC U.S. Aggregate Bond Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The ML 3-Month U.S. T-Bill Index is composed of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. The Lipper Multi-Sector Income Funds Average consisted of 159 funds and 147 funds for the six- and 12-month periods ended October 31, 2008, respectively. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Fund’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. The Fund can invest a portion of its assets in the securities of a single issuer, a single region, a single foreign country and may invest up to 50% of its assets in below-investment-grade securities which may present greater risk. The Fund may invest in high yield bonds, otherwise known as “junk bonds,” which involve a greater risk of default and price volatility than other bonds. Investing in below-investment-grade securities presents special risks, including credit risk. The Fund may use leverage which may increase fluctuation caused by changes in interest rates or bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Diversified Yield Fund*
Class A	-12.65%	-14.57%

Class B**	-12.95%	-15.15%

Class C	-12.94%	-15.05%

Advisor Class†	-12.52%	-14.31%

Class R†	-12.76%	-14.65%

Class K†	-12.39%	-14.28%

Class I†	-12.52%	-14.21%

BC Global Aggregate Bond Index (USD hedged)^	-1.08%	1.59%

ML 3-Month U.S. T-Bill Index	0.95%	2.72%

Lipper Multi-Sector Income Funds Average	-15.68%	-15.36%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended October 31, 2008, by 0.81%.

**  Effective January 31, 2009, Class B shares will no longer be available for purchase to new investors. For additional information, please contact your financial advisor or visit www.alliancebernstein.com.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

^    As of September 2008, all indices with the Lehman Brothers name were changed to Barclays Capital as part of an acquisition of Lehman Brothers’ North American investment banking and capital markets businesses by Barclays Capital.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

10/31/98 TO 10/31/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Diversified Yield Fund Class A shares (from 10/31/98 to 10/31/08) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2008
	NAV Returns	SEC Returns	SEC Yields**

Class A Shares			6.32%
1 Year	-14.57%	-18.20%
5 Years	1.86%	0.98%
10 Years	3.86%	3.42%

Class B Shares			5.89%
1 Year	-15.15%	-18.43%
5 Years	1.15%	1.15%
10 Years(a)	3.43%	3.43%

Class C Shares			5.90%
1 Year	-15.05%	-15.87%
5 Years	1.16%	1.16%
10 Years	3.15%	3.15%

Advisor Class Shares†			6.92%
1 Year	-14.31%	-14.31%
5 Years	2.16%	2.16%
10 Years	4.18%	4.18%

Class R Shares†			6.44%
1 Year	-14.65%	-14.65%
Since Inception*	-0.45%	-0.45%

Class K Shares†			6.67%
1 Year	-14.28%	-14.28%
Since Inception*	-0.13%	-0.13%

Class I Shares†			6.96%
1 Year	-14.21%	-14.21%
Since Inception*	0.15%	0.15%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.47%, 2.28%, 2.20%, 1.14%, 1.58%, 1.54% and 1.14% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 0.90%, 1.60%,1.60%, 0.60%, 1.10%, 0.85% and 0.60% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 3/1/05 for Class R, Class K and Class I shares.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2008.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-12.09%
5 Years	2.35%
10 Years	4.21%

Class B Shares
1 Year	-12.26%
5 Years	2.53%
10 Years(a)	4.21%

Class C Shares
1 Year	-9.72%
5 Years	2.52%
10 Years	3.92%

Advisor Class Shares†
1 Year	-7.92%
5 Years	3.56%
10 Years	4.97%

Class R Shares†
1 Year	-8.25%
Since Inception*	1.47%

Class K Shares†
1 Year	-8.11%
Since Inception*	1.73%

Class I Shares†
1 Year	-7.91%
Since Inception*	2.05%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 3/1/05 for Class R, Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2008		Ending Account Value October 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$873.47	$1,020.61	$4.24	$4.57
Class B	$1,000	$1,000	$870.54	$1,017.09	$7.52	$8.11
Class C	$1,000	$1,000	$870.55	$1,017.09	$7.52	$8.11
Advisor Class	$1,000	$1,000	$874.77	$1,022.12	$2.83	$3.05
Class R	$1,000	$1,000	$872.42	$1,019.61	$5.18	$5.58
Class K	$1,000	$1,000	$876.09	$1,020.86	$4.01	$4.32
Class I	$1,000	$1,000	$874.82	$1,022.12	$2.83	$3.05
*	Expenses are equal to the classes’ annualized expense ratios of 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2008

PORTFOLIO STATISTICS

Net Assets ($mill): $68.6

*	All data are as of October 31, 2008. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.4% or less in the following countries: Canada, Kazakhstan and Luxembourg.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2008

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 30.8%
Financial Institutions – 15.0%
Banking – 7.0%
Anglo Irish Bank Corp. 5.505%, 6/25/14(a)	EUR	600	$615,140
ANZ Capital Trust III 5.618%, 12/15/53(a)		600	562,061
Barclays Bank PLC Series 3 6.58%, 1/31/09(a)	GBP	500	748,951
Citigroup, Inc. 5.50%, 4/11/13	US$	460	420,776
Credit Suisse USA, Inc. 4.70%, 6/01/09		440	435,914
Deutsche Bank AG/London 4.875%, 5/20/13		181	168,670
National Westminster Bank PLC 6.625%, 10/05/09(b)	EUR	200	251,948
Skandinaviska Enskilda 5.58%, 10/06/14(a)		600	755,852
Wachovia Corp. 5.50%, 5/01/13	US$	465	436,565
Wells Fargo & Co. 3.631%, 1/24/12(a)		435	431,240

			4,827,117

Brokerage – 2.1%
Bear Stearns Cos Inc. 2.999%, 11/28/11(a)		440	385,794
Goldman Sachs Group, Inc. 4.734%, 10/07/11(a)		435	383,218
Merrill Lynch & Co Inc. 3.044%, 6/05/12(a)		440	358,350
Morgan Stanley 4.57%, 1/09/12(a)		440	343,265

			1,470,627

Finance – 3.7%
American Express Credit Corp. 3.379%, 2/24/12(a)		435	313,001
Capital One Financial 3.097%, 9/10/09(a)		435	403,386
CIT Group Inc. 3.765%, 4/27/11(a)		440	243,781
Countrywide Home Loans, Inc. 5.414%, 11/24/08(a)	EUR	300	379,306
General Electric Capital Corp. 4.80%, 5/01/13	US$	225	202,204

10	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HSBC Finance Corp. 2.899%, 3/12/10(a)	US$	435	$398,521
International Lease Finance Co. 5.073%, 7/15/11(a)		435	303,584
5.169%, 7/13/12(a)		435	269,427

			2,513,210

Insurance – 2.2%
Aetna, Inc. 6.75%, 12/15/37		507	360,194
Genworth Financial, Inc. 1.60%, 6/20/11(c)	JPY	22,000	135,376
4.75%, 6/15/09	US$	440	363,656
6.515%, 5/22/18		230	111,835
UnitedHealth Group, Inc. 5.25%, 3/15/11		220	212,432
XL Capital Ltd. 5.25%, 9/15/14		476	316,141

			1,499,634

			10,310,588

Industrial – 13.3%
Basic – 2.0%
ABN Amro Bank NV 3.014%, 3/09/15(a)		450	371,872
ArcelorMittal 6.125%, 6/01/18(d)		225	155,037
PPG Industries, Inc. 5.75%, 3/15/13		220	205,337
United States Steel Corp. 6.65%, 6/01/37		508	301,940
Weyerhaeuser Co. 7.375%, 3/15/32		469	321,753

			1,355,939

Communications - Media – 0.4%
BSKYB Finance UK PLC 5.625%, 10/15/15(d)		225	191,755
RR Donnelley & Sons Co. 3.75%, 4/01/09		111	106,963

			298,718

Communications - Telecommunications – 3.7%
AT&T, Inc. 5.60%, 5/15/18		455	388,203
Embarq Corp. 7.082%, 6/01/16		466	358,820
New Cingular Wireless Services, Inc. 8.75%, 3/01/31		180	167,428

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Qwest Corp. 8.875%, 3/15/12	US$	442	$386,750
Telecom Italia Spa 5.161%, 6/07/10(a)	EUR	200	238,911
US Cellular Corp. 6.70%, 12/15/33	US$	445	280,061
Verizon Communications, Inc. 5.25%, 4/15/13		220	202,208
Vodafone Group PLC 3.159%, 6/15/11(a)		435	362,453
5.793%, 1/13/12(a)	EUR	150	176,607

			2,561,441

Consumer Cyclical - Automotive – 0.5%
Daimler UK Finance PLC 5.125%, 11/10/08	GBP	191	307,242

Consumer Cyclical - Other – 0.4%
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15	US$	316	245,466

Consumer Cyclical - Retailers – 0.0%
Limited Brands, Inc. 6.90%, 7/15/17		33	20,226

Consumer Non-Cyclical – 2.3%
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		154	111,123
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(d)		415	370,895
Kraft Foods, Inc. 6.125%, 8/23/18		210	178,657
Reynolds American, Inc. 7.625%, 6/01/16		428	351,120
Safeway, Inc. 6.50%, 11/15/08		440	439,963
Wyeth 5.50%, 2/01/14		160	149,936

			1,601,694

Energy – 1.6%
Anadarko Petroleum Corp. 3.219%, 9/15/09(a)		435	410,914
Gaz Capital SA 6.212%, 11/22/16(d)		516	304,440
Valero Energy Corp. 6.875%, 4/15/12		215	207,039
Weatherford International Ltd. 5.15%, 3/15/13		225	195,240

			1,117,633

12	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 2.1%
Electronic Data Systems Corp. Series B 6.00%, 8/01/13	US$	458	$432,347
IBM International Group Capital LLC 3.848%, 7/29/09(a)		445	443,169
Motorola, Inc. 7.50%, 5/15/25		446	347,585
Oracle Corp. 4.95%, 4/15/13		217	203,312

			1,426,413

Transportation - Railroads – 0.3%
Canadian Pacific Railway Co. 5.75%, 5/15/13		185	165,446

			9,100,218

Utility – 2.5%
Electric – 1.4%
FirstEnergy Corp. Series B 6.45%, 11/15/11		215	202,527
MidAmerican Energy Holdings Co. 5.875%, 10/01/12		215	203,563
Nisource Finance Corp. 6.15%, 3/01/13		455	372,221
Progress Energy, Inc. 7.10%, 3/01/11		210	208,130

			986,441

Natural Gas – 0.6%
Energy Transfer Partners LP 6.125%, 2/15/17		225	180,662
Enterprise Products Operating LP Series B 5.60%, 10/15/14		225	188,556

			369,218

Other Utility – 0.5%
Veolia Environnement 5.25%, 6/03/13		385	348,190

			1,703,849

Total Corporates - Investment Grades (cost $25,631,999)			21,114,655

MORTGAGE PASS-THRU’S – 16.7%
Agency Fixed Rate 30-Year – 13.8%
Federal Gold Loan Mortgage Corp. Series 2007 6.50%, 12/01/33		1,676	1,712,774
7.00%, 2/01/37		1,189	1,222,861
Series 2008 6.50%, 7/01/34		993	1,016,045

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2002 6.50%, 8/01/32	US$	2,245	$2,294,133
Series 2008 6.50%, 12/01/28-10/01/35		3,140	3,212,892

			9,458,705

Agency ARMS – 2.9%
Federal Home Loan Mortgage Corp. Series 2006 6.181%, 12/01/36(a)		478	482,758
Series 2007 5.909%, 4/01/37(a)		822	825,317
Federal National Mortgage Association Series 2006 5.848%, 11/01/36(a)		646	652,860

			1,960,935

Total Mortgage Pass-Thru’s (cost $11,526,290)			11,419,640

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.5%
Non-Agency Fixed Rate CMBS – 10.1%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51		490	357,549
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11, Class A2 5.408%, 3/11/39		450	417,104
Series 2006-T24, Class A4 5.537%, 10/12/41		375	290,343
Series 2007-PW18, Class A4 5.70%, 6/11/50		495	368,613
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B 5.205%, 12/11/49		425	368,014
Commercial Mortgage Pass Through Certificates Series 2007-C9, Class A4 5.816%, 12/10/49		200	152,920
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.827%, 6/15/38		450	358,889
Series 2006-C5, Class A3 5.311%, 12/15/39		255	187,668

14	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CS First Boston Mortgage Securities Corp. Series 2004-C3, Class A5 5.113%, 7/15/36	US$	250	$208,481
Series 2005-C5, Class A3 5.10%, 8/15/38		450	385,841
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		225	167,770
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		325	255,604
Series 2006-CB17, Class A4 5.429%, 12/12/43		450	339,494
Series 2007-C1, Class A4 5.716%, 2/15/51		325	237,853
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4 5.372%, 9/15/39		530	403,941
Series 2007-C1, Class A4 5.424%, 2/15/40		600	444,424
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		390	298,198
Morgan Stanley Capital I Series 2005-HQ6, Class A4A 4.989%, 8/13/42		325	260,628
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45		450	338,773
Series 2007-C31, Class A4 5.509%, 4/15/47		450	336,376
Series 2007-C32, Class A2 5.736%, 6/15/49		450	392,123
Series 2007-C32, Class A3 5.741%, 6/15/49		500	373,150

			6,943,756

Non-Agency Floating Rate CMBS – 0.4%
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 5.03%, 10/15/21(a)(d)		190	159,120
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 4.485%, 3/06/20(a)(d)		105	88,792

			247,912

Total Commercial Mortgage-Backed Securities (cost $8,998,946)			7,191,668

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 10.4%
Industrial – 7.6%
Capital Goods – 0.5%
United Subcontractor 8.14%-9.34%, 12/27/12(b)	US$	681	$309,819

Communications - Media – 0.3%
Metro-Goldwyn Mayer 7.01%, 4/09/12(b)		488	229,613

Communications - Telecommunications – 2.6%
Alltel Corp. 5.50%, 5/15/15(b)		495	470,250
Dex Media East LLC 4.82%-5.77%, 10/24/14(b)		500	251,250
Level 3 Communications 7.00%, 3/13/14(b)		500	358,440
Sorenson Communications, Inc. 5.70%, 8/16/13(b)		431	359,084
Telesat Canada 5.81%-6.52%, 10/31/14(b)		457	347,225
5.89%-6.77%, 10/31/14(b)		39	29,822

			1,816,071

Consumer Cyclical - Other – 1.5%
Hanesbrands, Inc. 4.75%-5.27%, 9/05/13(b)		376	320,208
Harrah’s Operating Co., Inc. 6.54%-6.76%, 1/28/15(b)		995	674,013

			994,221

Consumer Cyclical - Retailers – 0.4%
Michaels Stores, Inc. 5.25%-5.56%, 10/31/13(b)		492	285,293

Consumer Non-Cyclical – 0.9%
Dean Foods Co. 4.62%-5.27%, 4/02/14(b)		493	368,513
Mylan Laboratories, Inc. 6.63%-7.06%, 10/02/14(b)		298	254,130

			622,643

Energy – 0.5%
Infrastrux Group, Inc. 6.87%, 11/03/12(b)(e)		383	352,673

Services – 0.5%
Chrysler Financial Services Americas LLC 6.82%, 8/03/12(b)		495	332,422

16	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.4%
IPC Systems, Inc. 6.01%, 6/02/14(b)	US$	494	$244,406

			5,187,161

Utility – 2.2%
Electric – 2.2%
FirstLight Power Resources, Inc. 7.71%, 5/01/14(b)		1,000	790,000
Texas Competitive Electronics 6.30%-7.64%, 10/10/14(b)		891	697,633

			1,487,633

Financial Institutions – 0.6%
Banking – 0.1%
North Las Vegas 7.12%, 5/09/11(b)		61	41,364
11.37%, 5/09/12(b)		500	50,000

			91,364

Finance – 0.5%
First Data Corp. 5.95%-6.51%, 9/24/14(b)		495	362,528

			453,892

Total Bank Loans (cost $10,426,172)			7,128,686

GOVERNMENTS - SOVEREIGN AGENCIES – 7.3%
Germany – 3.5%
Kreditanstalt fuer Wiederaufbau Series INTL 1.85%, 9/20/10	JPY	235,000	2,419,420

Japan – 3.6%
Japan Finance Corp. for Municipal Enterprises Series INTL 1.55%, 2/21/12		240,000	2,473,040

Kazakhstan – 0.2%
KazMunaiGaz Finance Sub BV 9.125%, 7/02/18(d)	US$	200	120,000

Total Governments - Sovereign Agencies (cost $4,667,805)			5,012,460

CMOS – 5.2%
Agency Floating Rate – 2.2%
Freddie Mac Reference REMIC Series 2006-R008, Class FK 4.988%, 7/15/23(a)		923	893,643

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Freddie Mac REMIC Series 2005-3067, Class FA 4.938%, 11/15/35(a)	US$	679	$630,374

			1,524,017

Non-Agency ARMS – 1.7%
Bear Stearns Alt-A Trust Series 2006-3, Class 22A1 6.08%, 5/25/36(b)		315	174,477
Series 2007-1, Class 21A1 5.717%, 1/25/47(b)		455	253,704
Countrywide Alternative Loan Trust Series 2006-OA7, Class 1A1 4.769%, 6/25/46(b)		391	233,338
JP Morgan Alternative Loan Trust Series 2006-A4, Class A1 5.95%, 9/25/36(b)		369	304,911
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 5.144%, 12/25/35(b)		231	196,717

			1,163,147

Non-Agency Floating Rate – 1.1%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 3.665%, 12/25/35(a)		171	95,548
Series 2007-OA3, Class M1 3.569%, 4/25/47(a)		120	4,500
Greenpoint Mortgage Funding Trust Series 2006-AR2, Class 4A1 4.665%, 3/25/36(a)		521	278,835
Lehman XS Trust Series 2007-2N, Class M1 3.599%, 2/25/37(a)		395	16,795
Series 2007-4N, Class M1 3.709%, 3/25/47(a)		400	17,011
Residential Accredit Loans, Inc. Series 2006-QO7, Class M1 3.669%, 9/25/46(a)		325	8,938
Wamu Mortgage Pass Through Certificates Series 2005-AR13, Class B1 3.859%, 10/25/45(a)(f)		188	31,469
Series 2006-AR17, Class B1 3.649%, 12/25/46(a)		299	13,281
Series 2007-OA5, Class 1A 3.415%, 6/25/47(a)		585	293,345

			759,722

Non-Agency Fixed Rate – 0.2%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.093%, 6/26/35(d)		145	130,269

Total CMOs (cost $6,529,769)			3,577,155

18	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 4.7%
European Investment Bank Series INTL 1.40%, 6/20/17 (cost $3,098,402)	JPY	325,000	$3,209,358

ASSET-BACKED SECURITIES – 2.4%
Home Equity Loans - Floating Rate – 2.3%
Bear Stearns Asset Backed Securities, Inc. Series 2007-HE3, Class M1 3.709%, 4/25/37(a)	US$	175	20,353
HFC Home Equity Loan Asset Backed Certificates Series 2007-2, Class M1 4.588%, 7/20/36(a)		415	212,488
Home Equity Loan Trust Series 2007-FRE1, Class 2AV2 3.419%, 4/25/37(a)		255	165,192
Household Home Equity Loan Trust Series 2006-1, Class M1 4.558%, 1/20/36(a)		237	180,322
Lehman XS Trust Series 2006-18N, Class M2 3.669%, 12/25/36(a)		415	12,975
Master Asset Backed Securities Trust Series 2006-NC3, Class M1 3.489%, 10/25/36(a)		200	21,560
Morgan Stanley Structured Trust Series 2007-1, Class A2 3.449%, 6/25/37(a)		430	293,206
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 3.39%, 4/25/37(a)		330	291,694
Option One Mortgage Loan Trust Series 2007-2, Class M1 3.619%, 3/25/37(a)		135	15,916
Wells Fargo Home Equity Trust Series 2004-1, Class 1A 3.559%, 4/25/34(a)		504	404,970

			1,618,676

Home Equity Loans - Fixed Rate – 0.1%
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37		223	48,689
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(d)		3	272

			48,961

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other ABS - Floating Rate – 0.0%
Topanga CDO Ltd. Series 2006-2A, Class A1 4.774%, 12/10/46(a)(g)(h)	US$	350	$3,500

Total Asset-Backed Securities (cost $3,686,190)			1,671,137

GOVERNMENTS - TREASURIES – 2.3%
Treasuries – 2.3%
Japan – 2.3%
Government of Japan Ten Year Bond Series 288 1.70%, 9/20/17 (cost $1,314,763)	JPY	147,200	1,540,564

CORPORATES - NON-INVESTMENT GRADES – 1.6%
Industrial – 1.0%
Basic – 0.1%
Abitibi-Consol of Canada 6.00%, 6/20/13(c)	US$	275	56,375
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(d)		100	42,000

			98,375

Capital Goods – 0.1%
Ardagh Glass Finance PLC 7.125%, 6/15/17	EUR	112	74,230

Communications - Media – 0.0%
ION Media Networks, Inc. Series A 11.00%, 7/31/13(c)	US$	6	590

Communications - Telecommunications – 0.4%
Sprint Capital Corp. 6.875%, 11/15/28		523	305,955

Consumer Cyclical - Other – 0.1%
Harrah’s Operating Co., Inc. 5.625%, 6/01/15		83	13,280
5.75%, 10/01/17		95	14,725
6.50%, 6/01/16		52	8,190

			36,195

Consumer Non-Cyclical – 0.3%
Aramark Services Inc. 6.30%, 2/01/15(a)		200	143,000
HCA, Inc. 7.58%, 9/15/25(c)		65	39,321

			182,321

			697,666

20	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.4%
Electric – 0.4%
Edison Mission Energy 7.00%, 5/15/17	US$	115	$90,994
NRG Energy, Inc. 7.25%, 2/01/14		185	161,875

			252,869

Financial Institutions – 0.2%
Brokerage – 0.1%
Lehman Brothers Holdings, Inc.
Zero Coupon, 5/25/10(a)(i)		435	51,112
Zero Coupon, 1/12/12(a)(i)		440	51,700

			102,812

Insurance – 0.1%
Liberty Mutual Group, Inc. 7.80%, 3/15/37(d)		105	51,783

			154,595

Total Corporates - Non-Investment Grades (cost $2,725,719)			1,105,130

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Russia – 0.8%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(d) (cost $925,208)		920	579,600

EMERGING MARKETS - SOVEREIGNS – 0.4%
Non Corporate Sectors – 0.4%
Sovereign – 0.4%
Indonesia – 0.4%
Indonesia Rupiah Credit Linked Note 12.90%, 3/15/16 (cost $375,516)	IDR	3,656,000	251,440

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.1%
Local Governments - Municipal Bonds – 0.1%
United States – 0.1%
Alameda Corridor Transp Auth MBIA 6.60%, 10/01/29 (cost $116,445)	US$	100	85,273

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.3%
Corporates - Investment Grades – 1.3%
Nordea Bank Finland NY Series YCD 4.128%, 4/09/09(a)	US$	450	$449,913
Unicredito Italiano Series YCD 5.16%, 5/15/09(a)		445	444,807

Total Short-Term Investments (cost $894,199)			894,720

Total Investments – 94.5% (cost $80,917,423)			64,781,486
Other assets less liabilities – 5.5%			3,805,915

Net Assets – 100.0%			$68,587,401

INTEREST RATE SWAP TRANSACTIONS (see Note D)

	Notional Amount (000)	Termination Date	Rate Type		Unrealized Appreciation/ (Depreciation)
Swap Counterparty			Payments made by the Portfolio	Payments received by the Portfolio
HSBC Bank USA	$1,200	12/21/17	3 Month LIBOR	4.709%	$41,627
JP Morgan Chase Bank, NA	4,100	1/31/18	3 Month LIBOR	4.262%	(43,767)

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2008	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Euro-Bobl Future*	2,000	December 2008	$280,019	$286,060	$(6,041)
JPN 10 Yr Bond Future	4,000,000	December 2008	5,611,613	5,602,680	8,933
Long Gilt Future	21,000	December 2008	3,799,048	3,761,196	37,852
US 10 Yr Treasury Note	48,000	December 2008	5,665,500	5,427,750	237,750
US 2 Yr Treasury Note	32,000	December 2008	3,434,200	3,437,250	(3,050)
US 5 Yr Treasury Note	55,000	December 2008	6,270,859	6,229,180	41,680
US Treasury Bond Future	23,000	December 2008	2,789,828	2,601,875	187,953

					$505,077

22	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Canadian Dollar settling 12/16/08	454	$373,377	$376,832	$3,455
New Zealand Dollar settling 11/10/08	355	237,261	206,715	(30,546)
New Zealand Dollar settling 11/10/08	593	352,658	345,197	(7,461)
New Zealand Dollar settling 11/10/08	588	343,401	342,449	(952)
Norwegian Kroner settling 12/15/08	12,967	1,968,041	1,919,309	(48,732)
Norwegian Kroner settling 12/15/08	1,274	183,668	188,564	4,896
Swedish Krona settling 11/19/08	15,708	2,206,052	2,023,037	(183,015)
Swedish Krona settling 11/19/08	835	108,238	107,490	(748)
Swiss Franc settling 11/13/08	300	266,537	258,509	(8,028)
Swiss Franc settling 11/13/08	112	98,030	96,396	(1,634)

Sale Contracts:
British Pound settling 12/22/08	579	988,663	929,473	59,190
Canadian Dollar settling 12/16/08	454	377,320	376,832	488
Euro Dollar settling 12/11/08	2,578	3,230,412	3,281,215	(50,803)
Japanese Yen settling 11/06/08	389,287	3,595,288	3,951,808	(356,520)
Japanese Yen settling 12/03/08	581,273	5,984,669	5,906,704	77,965
New Zealand Dollar settling 11/10/08	359	238,078	208,667	29,411
New Zealand Dollar settling 11/10/08	588	361,074	342,449	18,625
New Zealand Dollar settling 11/10/08	1	755	796	(41)
Norwegian Kroner settling 12/15/08	599	86,186	88,593	(2,407)
Swedish Krona settling 11/19/08	763	104,936	98,292	6,644
Swiss Franc settling 11/13/08	2,363	2,087,343	2,037,596	49,747

(a)	Floating Rate Security. Stated interest rate was in effect at October 31, 2008.

(b)	Variable rate coupon, rate shown as of October 31, 2008.

(c)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $231,662.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate market value of these securities amounted to $2,193,963 or 3.2% of net assets.

(e)	Pay-In-Kind Payments (PIK).

(f)	Illiquid security.

(g)	Illiquid security, valued at fair value (see Note A).

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.01% of net assets as of October 31, 2008, is considered illiquid and restricted (see Note A).

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Topanga CDO Ltd. Series 2006-2A, Class A1 4.774%, 12/10/46	11/27/06	$350,000	$3,500	0.01%

(i)	Security is in default and is non-income producing.

*	Medium-term debt security issued by German government.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	23

Portfolio of Investments

meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of October 31, 2008, the fund’s total exposure to subprime investments was 4.95%. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1 for additional details).

Currency Abbreviations:

EUR – Euro Dollar

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CMOs – Collateralized Mortgage Obligations

LIBOR – London Interbank Offered Rate

OJSC – Open Joint Stock Company

MBIA – Municipal Bond Investors Assurance

REMIC – Real Estate Mortgage Investment Conduit

See notes to financial statements.

24	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2008

Assets
Investments in securities, at value (cost $80,917,423)	$64,781,486
Cash	3,486,542 (a)
Foreign currencies, at value (cost $12,174)	13,171
Interest receivable	620,751
Receivable for variation margin on futures contracts	505,328
Receivable for capital stock sold	324,648
Unrealized appreciation of forward currency exchange contracts	250,421
Receivable from Adviser	64,963
Unrealized appreciation of swap contracts	41,627
Other assets	8,433

Total assets	70,097,370

Liabilities
Unrealized depreciation of forward exchange currency contracts	690,887
Payable for capital stock redeemed	483,382
Dividends payable	103,734
Unrealized depreciation of swap contracts	43,767
Administrative fee payable	39,492
Distribution fee payable	32,739
Transfer Agent fee payable	4,902
Accrued expenses and other liabilities	111,066

Total liabilities	1,509,969

Net Assets	$68,587,401

Composition of Net Assets
Capital stock, at par	$9,273
Additional paid-in capital	115,666,216
Undistributed net investment income	77,094
Accumulated net realized loss on investment and foreign currency transactions	(31,114,638)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(16,050,544)

$68,587,401

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$39,638,531	5,360,550	$7.39	*

B	$13,666,371	1,846,388	$7.40

C	$11,244,920	1,520,058	$7.40

Advisor	$3,756,070	508,116	$7.39

R	$251,848	34,163	$7.37

K	$21,322	2,883	$7.39

I	$8,339	1,130	$7.38

*	The maximum offering price per share for Class A shares was $7.72 which reflects a sales charge of 4.25%.

(a)	An amount of $55,145 has been segregated to collateralize margin requirements for the open futures contracts outstanding at October 31, 2008.

See notes to financial statements.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	25

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2008

Investment Income
Interest		$4,591,314

Expenses
Advisory fee (see Note B)	$455,521
Distribution fee—Class A	150,264
Distribution fee—Class B	214,969
Distribution fee—Class C	137,893
Distribution fee—Class R	1,103
Distribution fee—Class K	279
Transfer agency—Class A	62,422
Transfer agency—Class B	42,956
Transfer agency—Class C	19,041
Transfer agency—Advisor Class	6,741
Transfer agency—Class R	270
Transfer agency—Class K	97
Transfer agency—Class I	3
Custodian	162,796
Administrative	120,778
Registration fees	95,192
Audit	91,464
Legal	76,560
Printing	50,395
Directors’ fees	47,832
Miscellaneous	9,498

Total expenses	1,746,074
Less: expenses waived by the Adviser (see Note B)	(685,508)
Less: expense offset arrangement (see Note B)	(2,202)

Net expenses		1,058,364

Net investment income		3,532,950

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		20,775
Futures contracts		(1,115,978)
Swap contracts		20,459
Foreign currency transactions		161,363
Net change in unrealized appreciation/(depreciation) of:
Investment transactions		(16,121,996)
Futures contracts		537,488
Swap contracts		(2,140)
Foreign currency denominated assets and liabilities		85,274

Net loss on investments and foreign currency transactions		(16,414,755)

Contributions from Adviser (see Note B)		6,203

Net Decrease in Net Assets from Operations		$(12,875,602)

See notes to financial statements.

26	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,532,950	$2,799,129
Net realized gain (loss) on investments and foreign currency transactions	(913,381)	4,216,233
Net change in unrealized depreciation of investments and foreign currency denominated assets and liabilities	(15,501,374)	(850,391)
Contributions from Adviser (see Note B)	6,203	– 0	–

Net increase (decrease) in net assets from operations	(12,875,602)	6,164,971
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(2,077,939)	(1,267,558)
Class B	(737,950)	(983,061)
Class C	(475,843)	(384,243)
Advisor Class	(238,825)	(166,552)
Class R	(8,868)	(2,268)
Class K	(4,418)	(4,324)
Class I	(432)	(417)
Capital Stock Transactions
Net increase (decrease)	(11,828,818)	14,290,569

Total increase (decrease)	(28,248,695)	17,647,117
Net Assets
Beginning of period	96,836,096	79,188,979

End of period (including undistributed net investment income of $77,094 and $83,417, respectively)	$68,587,401	$96,836,096

See notes to financial statements.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	27

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2008

NOTE A

Significant Accounting Policies

AllianceBernstein Diversified Yield Fund (the “Fund”), formerly AllianceBernstein Global Strategic Income Trust, Inc., was incorporated in the State of Maryland on October 25, 1995 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing

28	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	29

Notes to Financial Statements

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

30	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Effective November 5, 2007, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2008, such reimbursement amounted to $685,508.

During the year ended October 31, 2008, the Adviser reimbursed the Fund $6,203 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2008, such fees amounted to $120,778.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $55,155 for the year ended October 31, 2008.

For the year ended October 31, 2008, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $2,202 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,524 from the sale of Class A shares and received $11,438, $18,401 and $4,380 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2008.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	31

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to the Class A shares, 1% of the average daily net assets attributable to the Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class I and Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,496,687, $1,810,545, $12,453 and $12,922 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2008, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$44,852,069	$37,518,978
U.S. government securities	13,478,317	19,576,600

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, futures contracts and swap contracts) are as follows:

Cost	$80,917,775

Gross unrealized appreciation	$769,614
Gross unrealized depreciation	(16,905,903)

Net unrealized depreciation	$(16,136,289)

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for

32	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

investment purposes. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	33

Notes to Financial Statements

3. Option Transactions

For hedging purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the year ended October 31, 2008, the Fund had no transactions in written options.

4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

34	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund. At October 31, 2008, the Fund had no Buy or Sale Contracts outstanding.

5. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	35

Notes to Financial Statements

short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

6. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended October 31, 2008, the Fund had no income earned from dollar roll transactions.

7. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price. For the year ended October 31, 2008, the Fund had no transactions in reverse repurchase agreements.

36	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

Class A
Shares sold	2,136,735	2,854,151	$18,659,670	$25,948,465

Shares issued in reinvestment of dividends and distributions	175,559	102,769	1,498,821	829,326

Shares converted from Class B	660,939	490,223	5,618,599	4,426,193

Shares redeemed	(2,994,056)	(1,004,714)	(25,390,323)	(9,057,580)

Net increase (decrease)	(20,823)	2,442,429	$386,767	$22,146,404

Class B
Shares sold	324,279	314,310	$2,806,055	$2,972,265

Shares issued in reinvestment of dividends and distributions	49,884	69,149	427,284	512,260

Shares converted to Class A	(660,209)	(490,223)	(5,618,599)	(4,426,193)

Shares redeemed	(891,721)	(1,522,452)	(7,636,196)	(13,667,677)

Net decrease	(1,177,767)	(1,629,216)	$(10,021,456)	$(14,609,345)

Class C
Shares sold	466,963	740,847	$3,977,556	$6,723,834

Shares issued in reinvestment of dividends and distributions	37,629	24,113	320,564	225,262

Shares redeemed	(669,854)	(359,360)	(5,717,511)	(3,228,251)

Net increase (decrease)	(165,262)	405,600	$(1,419,391)	$3,720,845

Advisor Class
Shares sold	457,368	747,462	$4,035,364	$6,760,228

Shares issued in reinvestment of dividends and distributions	21,252	16,281	181,694	131,197

Shares redeemed	(583,774)	(439,791)	(5,078,433)	(3,934,429)

Net increase (decrease)	(105,154)	323,952	$(861,375)	$2,956,996

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	37

Notes to Financial Statements

	Shares				Amount
	Year Ended October 31, 2008		Year Ended October 31, 2007		Year Ended October 31, 2008			Year Ended October 31, 2007

Class R
Shares sold	20,390		18,880			$173,469			$170,407

Shares issued in reinvestment of dividends and distributions	1,008		184			8,494			1,655

Shares redeemed	(7,979)		(625)			(68,472)			(5,614)

Net increase	13,419		18,439			$113,491			$166,448

Class K
Shares sold	38,235		8,597			$329,734			$78,132

Shares issued in reinvestment of dividends and distributions	380		444			3,274			3,990

Shares redeemed	(42,090)		(19,038)			(359,862)			(172,901)

Net (decrease)	(3,475)		(9,997)			$(26,854)			$(90,779)

Class I
Shares sold	– 0	–	– 0	–	$	– 0	–	$	– 0	–

Shares redeemed	– 0	–	– 0	–		– 0	–		– 0	–

Net increase	– 0	–	– 0	–	$	– 0	–	$	– 0	–

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

38	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$3,544,275	$2,808,423

Total taxable distributions	3,544,275	2,808,423

Total distributions paid	$3,544,275	$2,808,423

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(30,875,872	)(a)
Unrealized appreciation/(depreciation)	(16,108,481	)(b)

Total accumulated earnings/(deficit)	$(46,984,353	)(c)

(a)

On October 31, 2008 the Fund had a net capital loss carryforward of $30,650,071 of which $6,449,342 expires in the year 2009, $23,821,171 expires in the year 2010, and $379,558 expires in the year 2016. To the extent future capital gains are offset by capital loss

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	39

Notes to Financial Statements

carryforwards, such gains will not be distributed. For the year ended October 31, 2008, the cumulative deferred loss on straddles was $225,801.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swap income, the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, premium adjustment on sale on securities, the tax treatment of swap income, taxable overdistribution and contribution from advisor, resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

40	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	41

Notes to Financial Statements

NOTE K

Subsequent Event

Effective January 31, 2009, sales of Class B shares of the Fund to new investors will be suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares will be suspended as of January 31, 2009.

42	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2008		2007		2006		2005		2004(a)

Net asset value, beginning of period	$ 9.02		$ 8.62		$ 8.70		$ 8.63		$ 8.65

Income From Investment Operations
Net investment income(b)	.36		.34		.34		.39		.48	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.63)		.40		.14		.09		.02
Contributions from Advisor	– 0	–(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.27)		.74		.48		.48		.50

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.34)		(.34)		(.41)		(.52)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	(.22)		– 0	–	– 0	–

Total dividends and distributions	(.36)		(.34)		(.56)		(.41)		(.52)

Net asset value, end of period	$ 7.39		$ 9.02		$ 8.62		$ 8.70		$ 8.63

Total Return
Total investment return based on net asset value(e)	(14.57	)%*	8.60	%*	5.61%		5.67%		5.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,639		$48,542		$25,348		$24,250		$29,465
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%		1.47%		1.78	%(f)	1.54%		1.43%
Expenses, before waivers/reimbursements	1.65%		1.47%		1.78	%(f)	1.54%		1.60%
Expenses, before waivers/reimbursements excluding interest expense	1.65%		1.47%		1.72	%(f)	1.54%		1.60%
Net investment income	4.13%		3.81%		3.93	%(f)	4.65%		5.83	%(c)
Portfolio turnover rate	81%		134%		169%		98%		106%

See footnote summary on page 50.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	43

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2008		2007		2006		2005		2004(a)

Net asset value, beginning of period	$ 9.03		$ 8.63		$ 8.70		$ 8.63		$ 8.65

Income From Investment Operations
Net investment income(b)	.30		.26		.28		.32		.41	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.64)		.41		.14		.10		.02
Contributions from Advisor	– 0	–(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.34)		.67		.42		.42		.43

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.27)		(.27)		(.35)		(.45)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	(.22)		– 0	–	– 0	–

Total dividends and distributions	(.29)		(.27)		(.49)		(.35)		(.45)

Net asset value, end of period	$ 7.40		$ 9.03		$ 8.63		$ 8.70		$ 8.63

Total Return
Total investment return based on net asset value(e)	(15.15	)%*	7.77	%*	4.96%		4.92%		5.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,666		$27,303		$40,136		$59,513		$84,385
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.60%		2.28%		2.50	%(f)	2.25%		2.15%
Expenses, before waivers/ reimbursements	2.41%		2.28%		2.50	%(f)	2.25%		2.32%
Expenses, before waivers/ reimbursements excluding interest expense	2.41%		2.28%		2.45	%(f)	2.25%		2.32%
Net investment income	3.43%		2.93%		3.24	%(f)	3.94%		5.12	%(c)
Portfolio turnover rate	81%		134%		169%		98%		106%

See footnote summary on page 50.

44	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2008		2007		2006		2005		2004(a)

Net asset value, beginning of period	$ 9.02		$ 8.63		$ 8.71		$ 8.64		$ 8.65

Income From Investment Operations
Net investment income(b)	.29		.27		.28		.33		.40	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.61)		.39		.14		.09		.04
Contributions from Advisor	– 0	–(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.32)		.66		.42		.42		.44

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.27)		(.28)		(.35)		(.45)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	(.22)		– 0	–	– 0	–

Total dividends and distributions	(.30)		(.27)		(.50)		(.35)		(.45)

Net asset value, end of period	$ 7.40		$ 9.02		$ 8.63		$ 8.71		$ 8.64

Total Return
Total investment return based on net asset value(e)	(15.05	)%*	7.69	%*	4.86%		4.93%		5.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,245		$15,208		$11,040		$11,492		$14,094
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.60%		2.20%		2.49	%(f)	2.25%		2.14%
Expenses, before waivers/ reimbursements	2.36%		2.20%		2.49	%(f)	2.25%		2.31%
Expenses, before waivers/ reimbursements excluding interest expense	2.36%		2.20%		2.44	%(f)	2.25%		2.31%
Net investment income	3.44%		3.03%		3.22	%(f)	3.94%		5.14	%(c)
Portfolio turnover rate	81%		134%		169%		98%		106%

See footnote summary on page 50.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	45

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2008		2007		2006		2005		2004(a)

Net asset value, beginning of period	$ 9.02		$ 8.62		$ 8.70		$ 8.63		$ 8.65

Income From Investment Operations
Net investment income(b)	.38		.37		.36		.47		.47	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.63)		.39		.14		.04		.05
Contributions from Advisor	– 0	–(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.25)		.76		.50		.51		.52

Less: Dividends and Distributions
Dividends from net investment income	(.38)		(.36)		(.36)		(.44)		(.54)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	(.22)		– 0	–	– 0	–

Total dividends and distributions	(.38)		(.36)		(.58)		(.44)		(.54)

Net asset value, end of period	$ 7.39		$ 9.02		$ 8.62		$ 8.70		$ 8.63

Total Return
Total investment return based on net asset value(e)	(14.31	)%*	8.89	%*	5.94%		6.01%		6.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,756		$5,529		$2,494		$1,594		$900
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.60%		1.14%		1.49	%(f)	1.26%		1.13%
Expenses, before waivers/ reimbursements	1.33%		1.14%		1.49	%(f)	1.26%		1.30%
Expenses, before waivers/ reimbursements excluding interest expense	1.33%		1.14%		1.44	%(f)	1.26%		1.30%
Net investment income	4.42%		4.00%		4.17	%(f)	4.93%		6.15	%(c)
Portfolio turnover rate	81%		134%		169%		98%		106%

See footnote summary on page 50.

46	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,						March 1, 2005(g) to October 31, 2005
	2008		2007		2006

Net asset value, beginning of period	$ 8.99		$ 8.61		$ 8.69		$ 8.85

Income From Investment Operations
Net investment income(b)	.34		.35		.31		.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.62)		.34		.14		(.15)
Contributions from Advisor	– 0	–(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.28)		.69		.45		.10

Less: Dividends and Distributions
Dividends from net investment income	(.34)		(.31)		(.31)		(.26)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	(.22)		– 0	–

Total dividends and distributions	(.34)		(.31)		(.53)		(.26)

Net asset value, end of period	$ 7.37		$ 8.99		$ 8.61		$ 8.69

Total Return
Total investment return based on net asset value(e)	(14.65	)%*	8.15	%*	5.32%		1.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$252		$187		$20		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%		1.58%		2.03	%(f)	1.94	%(h)
Expenses, before waivers/reimbursements	1.88%		1.58%		2.03	%(f)	1.94	%(h)
Expenses, before waivers/reimbursements excluding interest expense	1.88%		1.58%		1.98	%(f)	1.94	%(h)
Net investment income	3.98%		4.08%		3.64	%(f)	4.25	%(h)
Portfolio turnover rate	81%		134%		169%		98%

See footnote summary on page 50.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	47

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,						March 1, 2005(g) to October 31, 2005
	2008		2007		2006

Net asset value, beginning of period	$ 9.00		$ 8.61		$ 8.69		$ 8.85

Income From Investment Operations
Net investment income(b)	.38		.32		.29		.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.63)		.40		.19		(.15)
Contributions from Advisor	– 0	–(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.25)		.72		.48		.12

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.33)		(.34)		(.28)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	(.22)		– 0	–

Total dividends and distributions	(.36)		(.33)		(.56)		(.28)

Net asset value, end of period	$ 7.39		$ 9.00		$ 8.61		$ 8.69

Total Return
Total investment return based on net asset value(e)	(14.28	)%*	8.46	%*	5.61%		1.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21		$57		$141		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%		1.59%		1.80	%(f)	1.63	%(h)
Expenses, before waivers/reimbursements	1.53%		1.59%		1.80	%(f)	1.63	%(h)
Expenses, before waivers/reimbursements excluding interest expense	1.53%		1.59%		1.75	%(f)	1.63	%(h)
Net investment income	4.02%		3.47%		3.63	%(f)	4.55	%(h)
Portfolio turnover rate	81%		134%		169%		98%

See footnote summary on page 50.

48	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,						March 1, 2005(g) to October 31, 2005
	2008		2007		2006

Net asset value, beginning of period	$ 9.00		$ 8.61		$ 8.69		$ 8.85

Income From Investment Operations
Net investment income(b)	.38		.36		.37		.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.62)		.40		.14		(.15)
Contributions from Advisor	– 0	–(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.24)		.76		.51		.14

Less: Dividends and Distributions
Dividends from net investment income	(.38)		(.37)		(.37)		(.30)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	(.22)		– 0	–

Total dividends and distributions	(.38)		(.37)		(.59)		(.30)

Net asset value, end of period	$ 7.38		$ 9.00		$ 8.61		$ 8.69

Total Return
Total investment return based on net asset value(e)	(14.21	)%*	8.92	%*	5.95%		1.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8		$10		$10		$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.60%		1.14%		1.46	%(f)	1.30	%(h)
Expenses, before waivers/ reimbursements	1.28%		1.14%		1.46	%(f)	1.30	%(h)
Expenses, before waivers/ reimbursements excluding interest expense	1.28%		1.14%		1.41	%(f)	1.30	%(h)
Net investment income	4.45%		4.06%		4.25	%(f)	4.88	%(h)
Portfolio turnover rate	81%		134%		169%		98%

See footnote summary on page 50.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	49

Financial Highlights

(a)	As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $0.001 for Class A, B, C, and Advisor Class and increase net realized and unrealized gain (loss) on investment transactions per share by $0.001 for Class A, B, C, and Advisor Class. Consequently, the ratios of net investment income to average net assets were decreased by 0.20% for Class A, B, C and Advisor Class, respectively.

(b)	Based on average shares outstanding.

(c)	Net of waivers/reimbursement by the Adviser.

(d)	Amount is less than $.0005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distributions.

(h)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the performance of each share class for the years ended October 31, 2008 and October 31, 2007, by 0.81% and 4.31%, respectively.

See Notes to Financial Statements.

50	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AllianceBernstein Diversified Yield Fund

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Diversified Yield Fund (the “Fund”), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Diversified Yield Fund at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2008

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	51

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For foreign shareholders, the Fund designates 78.6% of its ordinary dividends as qualified interest income.

52	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Arif Husain(2), Vice President

Joel J. McKoan(2), Vice President

Jeffrey S. Phlegar(2) , Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Company

40 Water Street

Boston, MA 02109

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Absolute Return Strategies Investment Team. Mr. Jeffrey S. Phlegar, Mr. Douglas J. Peebles, Mr. Paul J. DeNoon, Mr. Arif Husain, Mr. Joel J. McKoan and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	53

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 51 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2000 and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor.	92	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #,## Chairman of the Board 76 (1995)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	94	None

54	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 66 (1995)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	92	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	92	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers, Inc., with which he has been associated since prior to 2003.	92	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	55

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	92	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	91	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	92	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

56	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	92	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as an Executive Vice President of AllianceBernstein.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	57

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of AllianceBernstein** since July 2008; Executive Managing Director of ABI**, since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2003.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 46	Vice President	Senior Vice President of AllianceBernstein**, with which he has been associated since prior to 2003.

Arif Husain 36	Vice President	Senior Vice President of AllianceBernstein**, with which he has been associated since prior to 2003.

Joel J. McKoan 50	Vice President	Senior Vice President of AllianceBernstein**, with which he has been associated since prior to 2003.

Douglas J. Peebles 43	Vice President	Executive Vice President of AllianceBernstein**, with which he has been associated since prior to 2003.

Jeffrey S. Phlegar 42	Vice President	Executive Vice President of AllianceBernstein**, with which he has been associated since prior to 2003.

Greg J. Wilensky 41	Vice President	Senior Vice President of AllianceBernstein**, with which he has been associated since prior to 2003.

58	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Phyllis J. Clarke 47	Controller	Assistant Vice President of ABIS,** with which she has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	59

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Diversified Yield Fund, Inc., (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	It should be noted that prior to November 5, 2007, the Fund was named AllianceBernstein Global Strategic Income Trust Fund, Inc.

60	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/08 ($MIL)	Fund
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$76.4	Diversified Yield Fund, Inc

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $102,200 (0.012% of the Fund’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Fund’s gross expense ratios, annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Diversified Yield Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.60 0.90 1.60 1.60 1.10 0.85 0.60	% % % % % % %	1.26 1.56 2.34 2.29 1.74 1.44 1.21	% % % % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Annualized.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	61

providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2008 net assets.

Fund	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Diversified Yield Fund, Inc.	$76.4	Diversified Yield Schedule 40 bp on 1st $30 million 25 bp on the balance Minimum account size: $50 m	0.348%	0.500%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

62	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Fund.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[9]	Lipper Exp. Group Median (%)	Rank
Diversified Yield Fund, Inc.	0.500	0.600	2/7

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management fee waivers for expense caps that would effectively reduce the actual contractual management fee.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	63

subject Fund.10 Pro-forma total expense ratio information (shown in bold and italicized) is included in the table below:

Fund	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Diversified Yield Fund, Inc.	1.470	1.117	7/7	1.026	25/26
Pro-forma[12]	0.900	1.117	1/7	1.026	5/26

Based on this analysis, the Fund has a more favorable ranking on a pro-forma total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year Class A share total expense ratio.

12	Pro-forma shows what would have been the total expense ratio of the Fund had the Fund’s current expense limitation undertaking been in effect for the full fiscal year.

64	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.13 During the Fund’s most recently completed fiscal year, ABI received from the Fund $10,095, $563,169 and $21,711 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Fund’s most recently completed fiscal year, ABIS received $55,575 in fees from the Fund.14

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has

13	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

14	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $6,410 under the offset agreement between the Fund and ABIS.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	65

increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

16	The Deli study was originally published in 2002 based on 1997 data.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

66	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended July 31, 2008.20

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-3.08	2.18	2.97	6/7	29/34
3 year	3.34	3.63	4.13	5/7	21/28
5 year	5.11	5.14	6.27	4/5	20/25
10 year	4.53	4.62	5.38	4/5	17/21

Set forth below are the 1, 3, 5 and 10 year and since inception net performance returns of the Fund (in bold)21 versus its benchmark.22 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

						Volatility (%)	Sharpe (%)
Diversified Yield Fund, Inc.	-3.08	3.34	5.11	4.53	6.80	6.02	0.18	10
Lehman Brothers Global Aggregate Bond Index (USD hedged)	4.68	3.66	4.16	5.30	5.95	2.75	0.67	10
Inception Date: January 9, 1996

18	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

19	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

22	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2008. Benchmark inception is from the nearest month-end after the Fund’s inception date.

23	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark volatility and Sharpe Ratio information was estimated by the Senior Officer using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	67

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

68	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California California II* Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund. Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National and California II was named Insured California.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	69

AllianceBernstein Family of Funds

NOTES

70	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

NOTES

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	71

NOTES

72	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DYF-0151-1008

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2007	$62,500	$5,576	$19,100
2008	$66,600	$5,542	$21,106

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2007	$915,431	$144,196
		$(125,096)
		$(19,100)
2008	$986,993	$169,767
		$(148,661)
		$(21,106)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Diversified Yield Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	December 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 27, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 27, 2008